Exhibit 10.3

September 5, 2008

[Investor Name and Address]

Subject:                Side Letter Agreement to the 12% Subordinated Notes (the “Notes”) and Common Stock Purchase Warrants (the “Warrants”) issued September 5, 2008, by Baywood International, Inc. to the investors (each an “Investor” and together, the “Investors”) who purchased “Units”, each Unit comprised of $100,000 principal amount of the Notes and 117,647 Warrants (the “Offering”).

Dear Investor:

This Side Letter Agreement (this “Agreement”) entered into on September 5, 2008, by and between Baywood International, Inc., a Nevada corporation (the “Company”), and the Investors who purchased Units described above, will serve to set forth the terms and conditions of the Offering. Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Notes and Warrants.

A.

Closing.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Units representing such Investor’s investment amount (the “Closing”).  The Closing shall occur at such time as the money from the Offering is released by JP Morgan Chase Bank, National Association (the “Escrow Agent”), to the Company in accordance with the Escrow Agreement, dated as of the date hereof, by and between the Company, Northeast Securities, Inc. and the Escrow Agent.  The Closing must occur on or prior to September 30, 2008.

B.

Closing Deliveries.  i)  At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(a)

a Note, registered in the name of such Investor, in each such Investor’s investment amount;

(b)

a Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of shares as set forth in the Warrant issued to that Investor;

(c)

the legal opinion of counsel to the Company, in agreed form, addressed to the Investors;

(d)

the Guaranty, dated as of the date of the Closing, executed by O. Lee Tawes III; and

(e)

the Put Agreement, dated as of the date of the Closing, executed by O. Lee Tawes, III and the Company (the “Put Agreement”).

(ii)

At the Closing, each Investor shall deliver or cause to be delivered to the Company and O. Lee Tawes, III, the Put Agreement, duly executed by such Investor.

(iii)

Within one Business Day following the date of this Agreement, each Investor shall cause to be delivered to the Escrow Agent, its investment amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose in accordance with the terms of the Escrow Agreement.

C.

Representations and Warranties of the Company.  Any references to “Subsidiaries” in this Section C refer only to wholly-owned Subsidiaries of the Company.  The Company hereby makes the following representations and warranties to each Investor:

(i)

Subsidiaries.  The Company has no wholly-owned direct or indirect Subsidiaries other than as specified in the SEC Reports.  The Company owns, directly or indirectly, all of the capital stock of each wholly-owned Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each wholly-owned Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(ii)

Organization and Qualification.  The Company and each wholly-owned Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

(iii)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Note, the Warrant and this Agreement (collectively, the “Transaction Documents”) and otherwise to carry out its obligations thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(iv)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(v)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of one or more Registration Statements (as defined below) in accordance with the requirements of this Agreement, (ii) filings required by state securities laws, and (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

(vi)

Issuance of the Securities.  The Notes and Warrants (the “Securities”) have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, encumbrances, security interests, rights of first refusal or other restrictions of any kind.  The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to the Notes and the Warrants in order to issue the Conversion Shares and the Warrant Shares.

(vii)

SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(viii)

Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth below, no registration under the Securities Act is required for the offer and sale of the Notes and Warrants and the offer of the Conversion Shares and Warrant Shares by the Company to the Investors under the Transaction Documents.  The Company is eligible to register its Common Stock for resale by the Investors under Form S-1 promulgated under the Securities Act.

D.

Representations and Warranties of the Investors.  Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(i)

Organization; Authority.  Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor.  This Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(ii)

Investment Intent.  Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time.  Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(iii)

Investor Status.  At the time such Investor was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts Notes and exercises Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

(iv)

General Solicitation.  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(v)

Access to Information.  Such Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

E.

Agreements of the Parties.

(i)

Legends.

Certificates evidencing Conversion Shares and Warrant Shares shall not contain any legend: (a) following a sale or transfer of such Conversion Shares or Warrant Shares pursuant to an effective registration statement (including a Registration Statement), or (ii) following a sale or transfer of such Conversion Shares or Warrant Shares pursuant to Rule 144 (assuming the transferee is not an affiliate of the Company), or (iii) while such Conversion Shares or Warrant Shares are eligible for sale without volume limitations pursuant to Rule 144.  “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(ii)

Furnishing of Information.  As long as any Investor owns the Securities but, in any event for no more than five years following the date of this Agreement, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Investor owns Securities, but, in any event for no more than five years following the date of this Agreement, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144 such information as is required for the Investors to sell the Conversion Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(iii)

Subsequent Registrations.  Other than pursuant to this Agreement, prior to the first to occur of (a) the effective date of a registration statement resulting in all Registrable Securities (as defined below) being registered for resale pursuant to one or more effective registration statement(s) or (b) such time as all Registrable Securities may be sold by the Investors without volume restrictions pursuant to Rule 144, the Company may not file any registration statement (other than on Form S-8)  with the Commission with respect to any securities of the Company.

(iv)

Securities Laws Disclosure; Publicity.  Within four Trading Days following the consummation of the Offering (the “Closing Date”), the Company shall issue a press release disclosing the transactions contemplated hereby and the Closing.  Within four Trading Days following the execution of this Agreement the Company will file a press release and a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and within four Trading Days following the Closing Date, the Company will file an additional Current Report on Form 8-K to disclose the Closing.  The Company, in its discretion, can combine any such Form 8-Ks.  In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than a registration statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

(v)

Indemnification of Investors.  The Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to (i) any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (or any additional registration statements), any prospectus contained therein, or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.  In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

(vi)

Listing of Securities.  As long as any Investor owns the Securities, the Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Conversion Shares and Warrant Shares, and will take such other action as is necessary or desirable to cause the Conversion Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

F.

Registration.

(i)

Within 90 calendar days following the Closing Date, the Company shall cause a registration statement on Form S-3 (or Form S-1 or such other Form appropriate for such purpose) (the “Registration Statement”) to be filed with the Commission under the Securities Act, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act with respect to (i) the Company’s Common Stock issued or issuable upon conversion of the Notes (the “Conversion Shares”) and (ii) the Company’s Common Stock issued or issuable upon exercise of the Warrants (the “Warrant Shares”) in each case to be issued to or on behalf of the Investors on the Closing Date (together, the “Registrable Securities”).  The Company shall cause such Registration Statement to be declared effective by the Commission as soon as possible, but in any event, no later than 180 calendar days following the Closing Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective for the Effectiveness Period (as defined below).  By 5:00 p.m. (New York City time) on the Business Day immediately following the effective date of such Registration Statement (or any additional registration statement), the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (or any additional registration statement), whether or not such filing is technically required under such Rule.  For purposes of this Agreement, “registration statement” refers to any registration statement (including the Registration Statement) covering the Registrable Securities or listing the Investors as a “Selling Stockholder.”

(ii)

Notwithstanding anything to the contrary contained in this Agreement, if the staff of the Commission (the “Staff”), or the Commission, seeks to characterize any offering pursuant to a registration statement filed in accordance with this Agreement as constituting a primary offering of securities by or on behalf of the Company, or in any other manner, such that the Staff or the Commission does not permit such registration statement (including the Registration Statement) to become effective and used for resales in a continuous at the market offering pursuant to Rule 415 under the Securities Act by the Investors (or as otherwise may be acceptable to each Investor) without being named therein as “underwriters” (a “Resale Registration Statement”), and the Company has used its best efforts to contest such determination and in such regard uses its reasonable best efforts to cause the Commission to permit the affected Investors or their respective counsel to participate in Commission conversations on such issues with the Company and the Company timely conveys relevant information concerning such issues with the affected Investors and their respective counsel, then the Company shall have the right to reduce the number of Registrable Securities to be included in such registration statement by all Investors, to the extent that the Staff or the Commission shall permit such registration statement to become effective as a Resale Registration Statement.  In making such reduction, subject to the last sentence of this Section (F)(ii), the Company shall reduce the number of Registrable Securities (first as to any Conversion Shares and second as to any Warrant Shares) to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor), unless the inclusion of Registrable Securities by a particular Investor or a particular type of Investors is the cause of the refusal by the Staff or the Commission to allow such registration statement to become effective as a Resale Registration Statement, in which event the Registrable Securities held by such Investor or type of Investors shall be the only Registrable Securities subject to reduction (and if by a set of Investors on a pro rata basis with respect to such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors).  In addition, if the Staff or the Commission requires any Investor seeking to sell under a Registration Statement filed pursuant to this Agreement to be identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall be entitled, following good faith discussions with the Staff and/or the Commission and the affected Investor, to reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the Commission does not require such identification. Notwithstanding the foregoing, any reduction pursuant to this Section (F)(ii) shall first be applied pro-rata to (i) any securities not issued or issuable pursuant to the Notes or Warrants and (ii) any securities issued or issuable to any placement agent in connection with the Offering.

(iii)

In the event of any reduction in Registrable Securities to be included in a registration statement (including the Registration Statement) pursuant to this paragraph, an affected Investor shall have the right, solely following such time as the Company is able to effect the registration of any such Registrable Securities in accordance with any restrictions which were imposed on it by the Commission, upon delivery of a written request to the Company signed by such Investor, to require the Company to file an additional registration statement(s) on Form S-3 (or Form S-1 or such other Form appropriate for such purpose) with the Commission under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act within 90 calendar days after the Company’s receipt of any such request (the “Additional Filing Date”) for resale by such Investor, in a manner reasonably acceptable to such Investor, of any Registrable Securities which are not then covered by an existing and effective registration statement (including the Registration Statement) and the Company shall, following such request, use its reasonable best efforts to cause such additional registration statement(s) to be declared effective under the Securities Act as soon as possible but, in any event, no later than 60 calendar days following the applicable Additional Filing Date (the “Additional Outside Date”), and kept continuously effective for two years after the effective date of any such registration statement (in each such case, the “Additional Effectiveness Period”) (it being understood that the demand right under this sentence may be exercised by a Investor multiple times and with respect to limited amounts of Registrable Securities to the extent limitations are required in order to permit the resale thereof by such Investor pursuant to a Resale Registration Statement as contemplated above); and

the Company shall otherwise use its reasonable best efforts to satisfy the registration rights set forth in this Agreement as promptly as practicable.  No Investor will be entitled to require the Company to file a registration statement during any time period that the Investor can sell its Registrable Securities pursuant to Rule 144 without volume restrictions, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Investors.

(iv)

The Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to such Registration Statement (or any additional registration statement) and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement (or any additional registration statement) continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement (or any additional registration statement) or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement (and any additional registration statement) and the disposition of all Registrable Securities covered by the Registration Statement (and any additional registration statement).

(v)

The Company shall notify the Investor as promptly as reasonably possible with respect to the Registration Statement (and any additional registration statement) or any post-effective amendment thereto, when the same has become effective; (a) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement (and any additional registration statement) covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (b) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (c) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement (and any additional registration statement) ineligible for inclusion therein or any statement made in the Registration Statement (and any additional registration statement) or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement (and any additional registration statement), Prospectus or other documents so that, in the case of the Registration Statement (and any additional registration statement) or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Upon the occurrence of any event contemplated by clause (c), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement (and any additional registration statement) or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement (and any additional registration statement) nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(vi)

The Company make available to the Investor, at the Company’s expense, such number of copies of the Registration Statement (and any additional registration statement) and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as the Investor may reasonably request in writing in order to facilitate the public offering of their shares of Common Stock.

(vii)

The Company shall promptly, at the Company’s expense, use its reasonable best efforts to register or qualify any shares of Common Stock covered by the Registration Statement (and any additional registration statement) under such state securities or blue sky laws of such jurisdictions as the Investor may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

(viii)

All registration-related fees and expenses incident to the performance of or compliance with this Agreement incurred by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a registration statement (including the Registration Statement).

(ix)

The Company may include shares of Common Stock other than the Registrable Securities on a registration statement (including the Registration Statement) as long as the total number of shares of Common Stock (including the Registrable Securities) to be registered in the aggregate on such registration statement does not then exceed 33% of the Company’s public float (the Company shall provide written evidence thereof to the Investors). The Company may not include any other shares of Common Stock on a registration statement (including the Registration Statement) until all of the Registrable Securities have been so included or the Investor has agreed in writing to have its Registrable Securities excluded from such registration statement (including the Registration Statement).

(x)

The Investor agrees to furnish to the Company a completed Questionnaire containing information reasonably necessary for the Company to prepare the Registration Statement (a “Selling Holder Questionnaire”).  Not less than four Trading Days prior to the filing of the Registration Statement (or any additional registration statement) or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Investor copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which documents will be subject to the review of such Investor.  The Company shall not file the Registration Statement (and any additional registration statement), any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof materially differs from the disclosure received from the Investor in its Selling Holder Questionnaire (as amended or supplemented).  The Company may reasonably request updates to the Selling Holder Questionnaire and the Investor agrees to promptly respond to such request for an update.  The Company will not name the Investor as an “underwriter” in any registration statement without the Investor’s prior written consent.

(xi)

If for any reason or for no reason whatsoever, either (a) the Registration Statement is not filed on or prior to 90 calendar days following the Closing Date or any additional registration statement is not filed on or prior to the Additional Filing Date, in each case covering the Registrable Securities required under this Agreement to be included therein (if the Company files a Registration Statement (or additional registration statement) without affording the Investors the opportunity to review and comment on the same as required herein, the Company shall not be deemed to have satisfied this clause (a)), or (b) a Registration Statement is not declared effective by the Commission within 180 calendar days of the Closing Date, or any additional registration statement is not declared effective by the Commission on or prior to the Additional Outside Date or if by the Business Day immediately following the date the Commission declares the Registration Statement or any additional registration statement effective, the Company shall not have filed a “final” prospectus for the Registration Statement (or any additional registration statement) with the Commission under Rule 424(b) in accordance with the terms hereof (whether or not such a prospectus is technically required by such Rule) or (c) after the effective date of a Registration Statement or any additional registration statement, without regard for the reason thereunder or efforts therefore, such Registration Statement (or additional registration statement) ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement or additional registration statement, or the Investors are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than an aggregate of 30 Trading Days (which need not be consecutive calendar days) during any 12-month period within the Effectiveness Period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (a) or (b) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as "Event Date")), then, in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to 0.5% of the aggregate purchase price paid by such Investor for the Unit(s); provided that the aggregate payments pursuant to this Section to any Investor do not exceed 2.0% of the aggregate purchase price paid by such Investor for the Unit(s).  The parties agree that the Company shall not be liable for liquidated damages under this Agreement with respect to any Warrants or Warrant Shares.   No Investor will be entitled to liquidated damages during any time period that the Investor could have sold its Registrable Securities pursuant to Rule 144 without volume restrictions, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Investors.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event (except in the case of the first Event Date), and shall cease to accrue (unless earlier cured) upon the expiration of the Effectiveness Period.

(xii)

The Company will use reasonable best efforts to cause the Registration Statement to become effective and to remain continuously effective until the earlier of (1) two years following the filing date of the Registration Statement; (2) such time as all of the Registrable Securities covered by the Registration Statement have been sold by the Investors; or (3) the date on which all of the Registrable Securities may be sold pursuant to Rule 144 without volume restrictions, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Investors (the “Effectiveness Period”).

G.

Miscellaneous.

(i)

Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

(ii)

Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(iii)

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) or via e-mail at the facsimile number or e-mail address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or via e-mail at the facsimile number or e-mail address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:

Baywood International, Inc.

Attn: Chief Executive Officer

14950 North 83rd Place, Suite 1

Scottsdale, Arizona 85260

Facsimile:

With a copy to:

Trombly Business Law

Attn: Amy Trombly

Facsimile: (617) 243-0066

If to an Investor:

To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(iv)

Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Securities.  Without the written consent or the affirmative vote of each Investor affected thereby, an amendment or waiver under this Section may not waive or amend any

Transaction Document the effect of which would be to permit the Company to (1) name any Investor as an underwriter in a Registration Statement (or any additional registration statement) without such Investor’s specific written consent thereto, or (2) not include any Registrable Securities of an Investor in a Registration Statement (or any additional registration statement) due to their refusal to be named as an underwriter therein.

(v)

Termination.  This Agreement may be terminated prior to Closing:

(a)

by written agreement of the Investors and the Company, a copy of which shall be provided to the Escrow Agent; and

(b)

by the Company or an Investor (as to itself but no other Investor) upon written notice to the other and to the Escrow Agent, if the Closing shall not have taken place by 6:30 p.m. Eastern Time on September 30, 2008; provided, that the right to terminate this Agreement under this Section shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors. Upon a termination in accordance with this Section, the Company (other than any indemnification obligations) and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

(vi)

Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

(vii)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors.”

(viii)

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth herein (as to each Investor Party).

(ix)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.  For purposes hereof, “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(x)

Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

(xi)

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(xii)

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(xiii)

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(xiv)

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(xv)

Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(xvi)

Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

(xvii)

Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

[Remainder of this page intentionally left blank; signature page to follow]

Agreed and Accepted on September 5, 2008:

Very truly yours,	Agreed to and Accepted by:
Baywood International, Inc.	Investor

Name: Neil Reithinger	Name: _________________________
Chief Executive Officer	(Please print name below signature)

INVESTMENT AMOUNT: $________________

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

E-mail: